SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Amendment No. 2 to FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2008

Delta Mutual, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-30563
(State or other jurisdiction of incorporation)	(Commission File Number)

111 North Branch Street, Sellersville, Pennsylvania	18960
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 258-2800

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Filed herewith are the following financial statements of Altony, S.A. of which we acquired all of the issued and outstanding shares on March 4, 2008.

Independent Auditor’s Report

Financial Statements:

Balance Sheet

Income Statement

Statement of Changes in Financial Position

Statement of Changes in Shareholders’ Equity

Notes to Financial Statements

Filed herewith are the following financial statements of South American Hedge Fund LLC, a wholly-owned subsidiary of Altony S.A.

Independent Auditor’s Report

Financial Statements:

Balance Sheet

Income Statement

Statement of Changes in Financial Position

Statement of Changes in Shareholders’ Equity

Notes to Financial Statements

(b)	Pro Forma Financial Information.

Filed herewith are the following financial statements of Delta Mutual, Inc. and Subsidiaries.

Pro Forma Consolidated Balance Sheet at December 31, 2007

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2007

Pro Forma Consolidated Statement of Stockholders’ Equity as of December 31, 2007

Notes to Pro Forma Consolidated Financial Statements

[LETTER HEAD OF MONTALDO & ASOCIADOS]

INDEPENDENT AUDITOR’S REPORT

To the Shareholders of
Altony S.A.

We have audited the accompanying financial statements of Altony S.A., which comprise the balance sheet as to the period from July 1, 2007 through December 31, 2007, and the income statement, statement of changes in shareholders’ equity, statement of changes in financial position for the same period, and a summary of significant accounting policies and other explanatory notes.

Management’s Responsibility for the Financial Statements

 Management is responsible for the preparation and fair presentation of these financial statements in accordance with International Accounting Standards. This responsibility includes: designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with International Standards on Auditing.  Those standards require that we comply with ethical requirements  and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of  expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Our Opinion

In our opinion, the financial statements present fairly, in all material respects, the financial position of Altony S.A. to the period from July 1, 2007 through December 31, 2007, and of its financial performance and its cash flows for the year then ended in accordance with International Accounting Standards, described in Note 1.2 y 2.

Montevideo, June 20, 2008

Gabriela Montaldo
Montaldo & Associates
RSM International

ALTONY S.A.
BALANCE SHEET
(in United States Dollars)

	12/31/2007	6/30/2007
ASSETS

Current Assets
Credits	$163	$279

Total Current Assets	163	279

Non-current Assets
Long-term Investments	4,470,286	4,129,259

Total Non-current Assets	4,470,286	4,129,259

TOTAL ASSETS	$4,470,449	$4,129,538

MEMORANDUM ACCOUNTS	21,583	21,583

LIABILITIES AND NET EQUITY

Current Liabilities:
Tax creditos	$28	$24
Other miscellaneous liabilities	953	1,601

Total Current Liabilities	982	1,625

TOTAL LIABILITIES	982	1,625

Net Equity:
Capital
Paid-up capital	10,791	10,791

Retained earnings:
Retained earnings	4,117,122	3,667,179
Year-end results	341,555	449,943

TOTAL NET EQUITY	4,469,468	4,127,913

TOTAL LIABILITIES AND NET EQUITY	$4,470,450	$4,129,538

MEMORANDUM ACCOUNTS	21,583	21,583

The accompanying notes from 1 to 6, form an integral part of these financial statements.

ALTONY S.A.
INCOME STATEMENT
To the period from July 1, 2007 through December 31, 2007
(in United States Dollars)

INCOME	12/31/2007	6/30/2007

Operating Income
Investment results	$342,027	$450,228

Financial Income
Translation Gain	28	2

TOTAL INCOME	342,055	450,230

EXPENSES

Administrative expenses
Taxes	313	264

Financial expenses
Translation Lost	187	23

TOTAL EXPENSES	500	287

NET RESULT	$341,555	$449,943

The accompanying notes from 1 to 6, form an integral part of these financial statements.

ALTONY S.A.
STATEMENT OF CHANGES IN FINANCIAL POSITION
To the period from July 1, 2007 through December 31, 2007
(in United States Dollars)

12/31/2007

Funds derived from operating activities

Year-end result		$342,027

Changes in assets and liabilities
Increase/Decrease of credits	$115
Decrease/Increase of operating debts	(643)	(528)

Funds received from transactions		341,027

Funds derived from investment activities

Result of Investments	(341,027)

Increase in Funds		-

Liquid Assets opening balance		-

Liquid Assets closing balance		$-

The accompanying notes from 1 to 6, form an integral part of these financial statements.

ALTONY S.A.
STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
To the period from July 1, 2007 through December 31, 2007
(in United States Dollars)

		Retained
	Capital	Earnings	Total
Opening Balances

Owners' contributions	$10,791	$	$10,791
Unappropriated retained earnings		4,117,122	4,117,122

Subtotal at June 30, 2007	10,791	4,117,122	4,127,913

Owners' Contribution Increase

Year-end results		341,555	341,555

Subtotal		341,555	341,555

Closing Balances

Owners' Contributions	10,791		10,791

Unappropriated retained earnings		4,458,677	4,458,677

Total at December 31, 2007	$10,791	$4,458,677	$4,469,468

The accompanying notes from 1 to 6, form an integral part of these financial statements.

ALTONY S.A.
NOTES TO FINANCIAL STATEMENTS
at December 31, 2007

1. INFORMATION REGARDING THE COMPANY

1.1 Legal nature and activities pursued by the company

Altony S.A. is a Uruguayan corporation whose capital is represented by portable registered shares. The company started its activities on September 21, 2003.

The object of the company by its social contract is plural. However, at December 31, 2007 its operation is based on the investment in the 100% of the company named Southamerican Hedge Fund LLC.

1.2 Basis for the preparation of the financial statements

These financial statements have been prepared in accordance with accounting principles by International Accounting Standards.

This criteria is supported on a historical cost base partially showing the effects of the variations in the purchasing power of the national currency in the asset and liability accounts in foreign currency with the exception on the investments in other companies are valued with the method of proportional equity value.

1.3 Capital composition

The capital amounts to Uruguayan $300,000 represents the members of the Company contribution (US$ 10,791).

2. INFORMATION RELATED TO ASSETS AND LIABILITIES

2.1 Appraisal of foreign currency

At the time of the transaction, each asset, liability, income or expense deriving from the same was translated into United States Dollar based on the rate of exchange at that date.

At the closing of the accounting year, the amounts owed to or by the company in foreign currencies have been adjusted to the rate of exchange in force at December 31, 2007. The respective exchange differences were applied to the translation lost.

2.2 Foreign currency position

There is no foreign currency position at December 31, 2007.

2.3 Investments

a) Long term investments

The company owns at December 31, 2007 and June 30, 2007 the following:

Company investments	12/31/07	06/30/07

Southamerican Hedge Fund LLC	$4,470,286	$4,128,259

Cranwest Business LLC	--	1,000

TOTAL	$4,470,286	$4,129,259

They have been valued according to their net equity of each one at December 31, 2007 and June 30, 2007.

2.4 Limitations to the free disposition of assets or net equity and any restrictions to the right of property.

There are no restrictions to the free disposition of assets or net equity, nor ate there any restrictions to the right of property.

2.5 Use of Estimates

The preparation of financial statements at a specific date requires Management of the company to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, as well as the profit and loss during the accounting year. The actual future results may differ from the estimates and assumptions made by the Management of the Company.

3. NET EQUITY

3.1 Net equity statement

The net equity statement is presented as an integral part of these financial statements.

The article No 100 Law 18.083 dated on July 1, 2007 changed the article No 47 Law 16.060 about participation in other companies. This article establishes that the participation in other companies cannot be more than net equity. At December 31, 2007 Altony S.A.’s participation in other companies exceeds its net equity so it must sale in the next year part of this participation or change the social contract so its principal object is investments, participating on other companies.

Altony S.A. also compromises on the next year to approve the Legal Reserve as established in the Article No 93 Law 16.060.

3.2 Concept of capital

The concept of capital in order to determine the results of the accounting year is that of financial capital.

4. INFORMATION REGARDING RESULTS

The principal profits correspond to the results of the period June 1, 2007 to December 31, 2007 of Southamerican Hedge Fund LLC.

Taxes and other profit and loss are recorded in accordance with the accrual concept, taking in to account the moment they are generated or incurred, irrespective of the time they were received or paid.

5. STATEMENT OF CHANGES IN FINANCIAL POSITION

In order to prepare the statement of changes in financial position which are an integral part of these financial statements, the definition of funds equal to liquid assets was applied.

6. SUBSEQUENT EVENTS TO THE CLOSING OF THE ACCOUNTING YEAR

On November 1, 2007 Southamerican Hedge Fund LLC(SAHF), has signed an Assignment Agreement with Indico Resources Ltd. (Indico) in which SAHF comprises to transfer to Indico the 18% participation of its interests in Jollin and Tonono Concessions. Indico will pay with 7,000,000 common shares of its capital stock, subject to TSX Venture Exchange acceptance. In case the acceptance occurs, the sale will take place and it will represent on SAHF’s balance sheet and subsequent on Altony S.A. an important profit.

[LETTER HEAD OF MONTALDO & ASOCIADOS]

INDEPENDENT AUDITOR’S REPORT

To the Shareholders of
Southamerican Hedge Fund LLC

We have audited the accompanying financial statements of Southamerican Hedge Fund LLC, which comprise the balance sheet as at December 31, 2007, and the income statement, statement of changes in shareholders’ equity, statement of changes in financial position for the year then ended, and a summary of significant accounting policies and other explanatory notes.

Management’s Responsibility for the Financial Statements

 Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). This responsibility includes: designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with International Standards on Auditing.  Those standards require that we comply with ethical requirements and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Our Opinion

In our opinion, the financial statements present fairly, in all material respects, the financial position of Southamerican Hedge Fund LLC as of December 31, 2007, and of its financial performance and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), described in Note 1.2 y 2.

Montevideo, June 20, 2008

Gabriela Montaldo
Montaldo & Associates
RSM International

SOUTHAMERICAN HEDGE FUND LLC
BALANCE SHEET
(in United States Dollars)

	12/31/2007	12/31/2006
ASSETS

Current Assets
Credits
Puente Hnos. Soc. de Bolsa	$-	$4,169

Investments
Public Sector Securities issued by public sector	322,300	5,484,226

Private Sector Securities issued by private sector	4,386,557	91,022

Concession Investments	2,300,000	-

Total Current Assets	7,008,857	5,579,417

TOTAL ASSETS	$7,008,857	$5,579,417

LIABILITIES

Current Liabilities:
Operating Debts
Puente Hnos. Soc. de Bolsa	$23,494	$-

Miscellaneous liabilities
Future settlement trades	215,077	-
Oxipetrol-Petroleros de Occidente S.A.	2,300,000	-

Total Current Liabilities	2,538,571	-

TOTAL LIABILITIES	2,538,571	-

NET EQUITY
Capital

Paid-up capital	500,000	500,000

Retained earnings:
Retained earnings	5,079,417	2,414,560
Year-end results	(1,109,131)	2,664,857

TOTAL NET EQUITY	4,470,286	5,579,417

TOTAL LIABILITIES AND NET EQUITY	$7,008,857	$5,579,417

The accompanying notes from 1 to 7, form an integral part of these financial statements.

SOUTHAMERICAN HEDGE FUND LLC
INCOME STATEMENT
From January 1, 2007 through December 31, 2007
(in United States Dollars)

	12/31/2007	12/31/2006

INCOME

Operating Income
Investment results	$323,718	$2,411,897

Financial Income
Translation Gain	28,417	21,020
Valuation Results	-	487,338

TOTAL INCOME	352,135	2,920,255

EXPENSES

Operating Expenses

Administrative expenses
Professional fees	800	7,050
Commissions	969,250	240,000

Financial expenses
Translation Lost	8,220	7,883
Valuation Results	480,173	-
Commissions	2,823	465

TOTAL EXPENSES	1,461,266	255,398

NET RESULT	$(1,109,131)	$2,664,857

The accompanying notes from 1 to 7, form an integral part of these financial statements.

SOUTHAMERICAN HEDGE FUND LLC
STATEMENT OF CHANGES IN FINANCIAL POSITION
From January 1, 2007 through December 31, 2007
(in United States Dollars)

	12/31/2007		12/31/2006

Funds derived from operating activities

Year-end result		$(1,109,131)		$2,664,857

Changes in assets and liabilities
Increase/Decrease of credits	$4,169		$597,451
Decrease/Increase of operating debts	2,538,571	2,542,740	(1,481,170)	(883,719)

Funds received from transactions		1,433,609		1,781,138

Funds derived from investment activities		(263,609)		(1,781,138)

Bought of Bonds	866,391		(1,781,138)
Purchase of Investments	(1,130,000)

Increase in Funds		-		-

Liquid Assets opening balance		-		-

Liquid Assets closing balance		$-		$-

The accompanying notes from 1 to 7, form an integral part of these financial statements.

SOUTHAMERICAN HEDGE FUND LLC
STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
From January 1, 2007 through December 31, 2007
(in United States Dollars)

		Retained
	Capital	Earnings	Total
Opening Balances

Owners' contributions	$500,000	$	$500,000
Unappropriated retained earnings		5,079,417	5,079,417

Subtotal	500,000	5,079,417	5,579,417

Owners' Contribution Increase

Year-end results		(1,109,131)	(1,109,131)

Subtotal		(1,109,131)	(1,109,131)

Closing Balances

Owners' Contributions	500,000		500,000

Unappropriated retained earnings		3,970,286	3,970,286

Total at December 31, 2007	$500,000	$3,970,286	$4,470,286

The accompanying notes from 1 to 7, form an integral part of these financial statements.

SOUTHAMERICAN HEDGE FUND LLC
NOTES TO FINANCIAL STATEMENTS
at December 31, 2007

1. INFORMATION REGARDING THE COMPANY

1.1 Legal nature and activities pursued by the company

Southamerican Hedge Fund LLC is a company pursuant to the Limited Liability Company Act of Delaware, which maintains its principal business office within Uruguay. The company started its activities on October 27, 2003.

Corporation Service Company is the Company’s initial registered agent in Delaware and the registered office is 2711 Centreville Road, Suite 400 in the city of Wilmington.

According to its Operating Agreement, Southamerican Hedge Fund LLC is allowed to conduct or promote any lawful business or purpose that a partnership or corporation may conduct or promote.

The principal purpose of the company is the miscellaneous investment activity. This activity is developed through a Uruguayan company named Puente Hnos. Sociedad de Bolsa S.A.

1.2 Basis for the preparation of the financial statements

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

This criteria is supported on a historical cost base partially showing the effects of the variations in the purchasing power of the national currency in the asset and liability accounts in foreign currency.

1.3 Capital composition

The capital amounts to $500,000 represents the members of the Company contribution.

2. INFORMATION RELATED TO ASSETS AND LIABILITIES

2.1 Appraisal of foreign currency

At the time of the transaction, each asset, liability, income or expense deriving from the same was translated into United States Dollar based on the rate of exchange in force at that date.

At the closing of the accounting year, the amounts owed to or by the company in foreign currencies have been adjusted to the rate of exchange in force at December 31, 2007. The respective exchange differences were applied to the translation lost.

2.2 Foreign currency position

The foreign currency position at December 31, 2007 is as follows:

Currency	Assets in Foreign Currency	Liabilities in Foreign Currency	Active	Net position in Foreign Currency	Passive	Arbitrated Position in US$

Canadian dollar	-	198	-		198	(202)

Total						(202)

There is not foreign currency position at December 31, 2006.

2.3 Investments

a) Securities issued by public sectors

The company owns at December 31, 2007 and 2006 the following:

	12/31/2007		12/31/2006
	Nominal Amount	Market Value	Nominal Amount	Market Value
Description	US$	US$	US$	US$

Provincia de Formosa FORM 1	-	-	4,000,000	1,974,344
Provincia de Formosa FORM 2	-	-	2,906,000	1,133,340
Provincia de Formosa FORM 3	1,198,000	242,666	1,198,000	247,971
Provincia del Chaco 2003	-	-	-	-
Provincia del Chaco 2008	595,000	55,625	90,000	15,677
Credito Municipalida de Resistencia	64,400	12,041	-	-
Municipalidad de Malvinas	-	-	-	-
BCFD1	137,840	5,156	137,840	17,048
Cupon 56 - 2712	137,840	1,378	137,840	236
Cupon 53 - 2714	130,000	1,300	130,000	331
Cupon 57 - 2725	137,840	1,378	137,840	233
Cupon 58 - 2754	137,840	1,378	137,840	228
Cupon 59 - 2797	137,840	1,378	137,840	225
Argentina Par Euros	-	-	-	-
Valores negociables Euros	-	-	-	-
United States Treasury Bills	-	-	2,090,000	2,089,456
CONSADEP 2	-	-	22,407	5,137

Total		322,300		5,484,226

They have been valued according to their market value obtained from Bloomberg at the closing of the accounting year.

b) Securities issued by private sectors

The company owns at December 31, 2007 and 2006 the following:

	12/31/2007		12/31/2006
	Nominal Amount	Market Value	Nominal Amount	Market Value
Description	US$	US$	US$	US$

Inversora de Electricidad	73,627	47,858	130,000	44,850
CYDSA	119,337	91,362	119,337	46,172
Wealth Minerals Ltd.	35,000	71,472	-	-
Fiduciary call	3,869,000	3,869,000	-	-
Put I Shares Braz Mar 060-3/22/08	175	208	-	-
Indico Resources Ltd.	50,000	52,073	-	-
YPF Sociedad Anonima	5,900	254,584	-	-
Total		4,386,557		91,022

They have been valued according to their fair market value obtained from Bloomberg at the closing of the accounting year.

c) Concessions investments

The Company owns at December 31, 2007 the following:

US$
Concessions Investments
18% Concessions on Jollin and Tonono areas	1,170,000
18% Concessions on Tartagal Oriental and Morillo areas	480,000
29% Concessions on Jollin and Tonono areas	650,000

Total Concessions Investments	2,300,000

There are not concessions investments at December 31, 2006.

2.4 Liabilities

The principal debt of the company is Oxipetrol-Petroleros de Occidente S.A. of US$ 2,300,000 because of investments concessions.

2.5 Limitations to the free disposition of assets or net equity and any restrictions to the right of property.

There are no restrictions to the free disposition of assets or net equity, nor ate there any restrictions to the right of property.

2.6 Use of Estimates

The preparation of financial statements at a specific date requires Management of the company to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, as well as the profit and loss during the accounting year. The actual future results may differ from the estimates and assumptions made by the Management of the Company.

3. NET EQUITY

3.1 Net equity statement

The net equity statement is presented as an integral part of these financial statements.

3.2 Concept of capital

The concept of capital in order to determine the results of the accounting year is that of financial capital.

4. MEMORANDUM ACCOUNTS

On November 1, 2007 Southamerican Hedge Fund LL (SAHF), has signed an Assignment Agreement with Indico Resources Ltd. (Indico) in which SAHF comprises to transfer to Indico the 18% participation of its interests in Jollin and Tonono Concessions. Indico will pay with 7,000,000 common shares of its capital stock, subject to TSX Venture Exchange acceptance. In case the acceptance occurs, the sale will take place and it will represent on SAHF’s balance sheet an important profit.

5. INFORMATION REGARDING RESULTS

5.1 Acknowledgement of profit and loss

Commissions and other profit and loss items are recorded in accordance with the accrual concept, taking in to account the moment they are generated or incurred, irrespective of the time they were received or paid.

5.2 Valuation Results

They show the net result of the purchase and sale of securities.

6. STATEMENT OF CHANGES IN FINANCIAL POSITION

In order to prepare the statement of changes in financial position which are an integral part of these financial statements, the definition of funds equal to liquid assets was applied.

7. SUBSEQUENT EVENTS TO THE CLOSING OF THE ACCOUNTING YEAR

No events took place after December 31, 2007 which should be reported in this note on account of having materially affected the financial statements of the company.

Exchange variance subsequent to December 31, 2007 have not materially affected the net worth of the company or the result of its transactions.

Delta Mutual, Inc. and Subsidiaries
Proforma Consolidated Balance Sheet
December 31, 2007

	Altony S.A. Balance Sheet	So. American Hedge Fund Balance Sheet		Consolidated Balance Sheet		Proforma Balance Sheet
	December 31, 2007	December 31, 2007	Adjustments (1)	December 31, 2007	Adjustments (2)	December 31, 2007
Assets

Current Assets:
Investments	$163	$5,878,857	$-	$5,879,020	$-	$5,879,020

Long-term Assets:
Investments	4,470,286	1,130,000	(4,470,286)	1,130,000		1,130,000

Total Assets	$4,470,449	$7,008,857		$7,009,020		$7,009,020

Liabilities And Stockholders' Equity

Current Liabilities:
Accounts payable	$981	$238,571		$239,552		$239,552

Long-term Liabilities:
Concessions	-	2,300,000		2,300,000		2,300,000

Total Liabilities	981	2,538,571		2,539,552		2,539,552

Stockholders' Equity:
Common stock, $.001 par value-authorized 250,000,000 shares, 130,000,000 issued and outstanding					13,000	13,000

Additional paid-in capital					2,587,000	2,587,000
Retained earnings	4,469,468	4,470,286	4,470,286	4,469,468	(2,600,000)	1,869,468

Total Stockholder's Equity	4,469,468	4,470,286		4,469,468		4,469,468

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,470,449	$7,008,857		$7,009,020		$7,009,020

Adjustments:

(1)	To reflect elimination of intercompany balances in consolidation.
(2)	To reflect a retroactive restatement of historical stockholders' equity to reflect the equivalent number of shares issued to the owner of the subsidiary.

See Notes to the Pro Forma Financial Statements

Delta Mutual, Inc. and Subsidiaries
Proforma Consolidated Statement of Operations
For the Year Ended December 31, 2007

	Altony S.A.	So. American Hedge Fund	Adjustments (1)	Pro Forma Consolidated Statement of Operations

Investment results	$342,028	$323,718	$(323,718)	$342,028
Translation gain	28	28,417	(28,417)	28

Revenue	342,056	352,135		342,056

General and administrative expenses	500	1,461,266	(1,461,266)	500

	500	1,461,266		500

Income from operations	341,556	(1,109,131)		341,556

Interest expense	-	-		-

Income before benefit from income taxes	341,556	(1,109,131)		341,556

Benefit from income taxes	-	-		-

Net Income	$341,556	$(1,109,131)		$341,556

Net income per common share	$0.00	$(0.01)		$0.00

Weighted average number of common shares outstanding - basic and dilluted	130,000,000	130,000,000		130,000,000

(1)	To reflect the elimination of intercompany balances in consolidation.

See Notes to the Pro Forma Financial Statements

Delta Mutual, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Stockholders' Equity

	Number of
	Common	Common	Paid in	Retained
	Shares	Stock	Capital	Earnings	Total

Balance, January 1, 2007	130,000,000	$13,000	$2,587,000	$1,527,912	$4,127,912

Net income	-	-	-	341,556	341,556

Balance, December 31, 2007	130,000,000	$13,000	$2,587,000	$1,869,468	$4,469,468

See Notes to the Pro Forma Financial Statements

DELTA MUTUAL, INC. AND SUBSIDIARIES
NOTES TO PROFORMA FINANCIAL STATEMENTS
December 31, 2007

1.
On March 4, 2008, Delta Mutual, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Agreement”) with Egani, Inc., an Arizona corporation (“Egani”). Pursuant to the Agreement, the Company acquired from Egani all of the issued and outstanding shares of stock of Altony S.A., an Uruguayan Sociedad Anonima (“Altony”), which owns 100% of the issued and outstanding membership interests in South American Hedge Fund LLC, a Delaware limited liability company (“SAHF”). At the closing of the Agreement, the Company issued 130,000,000 shares of its common stock to Egani, for the purchase, from Egani, of all of the outstanding shares of stock in Altony which constituted, following such issuance, a majority of the outstanding shares of the Company’s common stock.

Immediately following the closing of the Agreement, Altony became a wholly owned subsidiary of the Company. As originally filed, the shell public company was consolidated with the acquirer as of January 1, 2007. For accounting purposes only, the transaction was treated as a recapitalization of the Company as of March 4, 2008 with Altony as the acquirer, when the consolidation of the two entities became effective. The financial statements prior to March 4, 2008 are those of Altony and reflect the assets and liabilities of Altony at historical carrying amounts. The financial statements show a retroactive restatement of Altony’s historical stockholders’ equity to reflect the equivalent number of shares issued to the owner of the subsidiary.

The principal business activity of Altony is the ownership and management of its SAHF subsidiary. SAHF has initially focused on oil and gas investments in Argentina and intends to continue its focus on the energy sector, including the development and supply of energy and alternate energy sources in Latin America and North America.

In August 2007, SAHF signed a purchase option for a partial interest in oil and gas concessions in Argentina. SAHF is in the process of obtaining the necessary government and environmental permits to operate these concessions. In the third quarter of 2008, SAHF agreed to exchange certain development rights it held in these concessions for ownership interests in the oil and gas production from these concessions ranging from nine to 23.5 percent.

2.
The following adjustments have been recorded to reflect the retroactive restatement of the historical stockholders’ equity to reflect the equivalent number of shares issued to the owner of the subsidiary.

	Dr.	Cr.
Additional paid-in capital	$13,000
Common stock		$13,000
Retained earnings	2,600,000
Additional paid-in capital		2,600,000

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delta Mutual, Inc.

Date: December 9, 2008	By:	/s/ Malcolm W. Sherman
Malcolm W. Sherman
Executive Vice President and Principal Executive Officer